EXHIBIT 10.2

FIRST AMENDMENT
Dated as of April 30, 2013
to
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This FIRST AMENDMENT (this “Amendment”) dated as of April 30, 2013 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA, as Agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into a certain Transfer and Administration Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “TAA”);
WHEREAS, the parties hereto wish to make certain changes to the TAA as herein provided;
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the TAA.
SECTION 2. Changes to TAA. Effective as of the date the conditions specified in Section 3 hereof are satisfied, the TAA is hereby amended as follows:
2.1    The definition of “Eligible Receivable” in Section 1.1 of the TAA is hereby amended by replacing clause (b)(iii) thereof in its entirety as follows: “(iii) which, according to the Contract related thereto, is required to be paid in full within (x) if such Obligor is one of the Obligors listed on Schedule 1.1, the applicable time period appearing opposite the name of such Obligor on such Schedule or (y) if such Obligor is any other Person, 90 days of the original billing date therefor.”
2.2    The definition of “Loss Horizon Ratio” on Schedule II of the TAA is hereby amended by replacing “four (4.0)” with “five and one half (5.5)” in such definition.
2.3    The Schedules to the TAA are hereby amended to add new Schedule 1.1 as set forth in Exhibit A to this Amendment.
SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date on which the Agent shall have received (i) a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties, and (ii) an updated Master Servicer Report, pro forma after giving effect to this Amendment, demonstrating that the sum of the Net Investment (as determined after giving effect to all distributions pursuant to this Agreement on such date and less any portion of the Letter of Credit Liability that has been Cash Collateralized as of such date) and the Required Reserves do not exceed the Net Pool Balance.

SECTION 4. Miscellaneous.
4.1.Representations and Warranties. The SPV hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of the SPV, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist.
4.2.References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
4.3.Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.4.Costs and Expenses. The SPV hereby agrees to the pay the reasonable costs and expenses of the Agent, including legal fees, in connection with this Amendment within thirty (30) days of receipt of a statement therefor.
4.5.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
4.6.Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to the conflicts of law principles thereof other than Section 5-1401 of the New York General Obligations Law).
4.7.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
4.8.Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
4.9.Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CVG CAPITAL III LLC, as SPV

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Treasurer

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Ashland/CVG III First Amendment

ASHLAND INC., individually and as Master Servicer

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

ASHLAND INC., individually and as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

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Ashland/CVG III First Amendment

HERCULES INCORPORATED, as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

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Ashland/CVG III First Amendment

AQUALON COMPANY, as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President/Assistant Secretary and
Treasurer

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Ashland/CVG III First Amendment

ISP TECHNOLOGIES INC., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Treasurer

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Ashland/CVG III First Amendment

ISP SYNTHETIC ELASTOMERS LLC, as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Treasurer

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Ashland/CVG III First Amendment

LIBERTY STREET FUNDING LLC, as a Conduit Investor and Uncommitted Investor

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

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Ashland/CVG III First Amendment

MARKET STREET FUNDING LLC, as a Conduit Investor and Uncommitted Investor

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

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Ashland/CVG III First Amendment

GOTHAM FUNDING CORPORATION, as a Conduit Investor and Uncommitted Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

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Ashland/CVG III First Amendment

THE BANK OF NOVA SCOTIA, as Agent, as a Letter of Credit Issuer, as a Managing Agent, Administrator and Committed Investor for the Scotiabank Investor Group

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

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Ashland/CVG III First Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Managing Agent and Administrator for the BTMU Investor Group

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Letter of Credit Issuer and Committed Investor for the BTMU Investor Group

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

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Ashland/CVG III First Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, Managing Agent, Administrator and Committed Investor for the PNC Investor Group

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

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Ashland/CVG III First Amendment

SUNTRUST BANK, as a Letter of Credit Issuer, a Committed Investor, the Managing Agent and Administrator for the SunTrust Investor Group

By:	/s/ Jason Meyer
Name:	Jason Meyer
Title:	First Vice President

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Ashland/CVG III First Amendment